UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 16, 2007

Torvec Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Mt. Read Blvd, Bldg 3, Rochester, New York		14615
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 16, 2007 the Torvec issued the following press release:

TORVEC, INC. TO WORK ON
MILITARY VEHICLES

Rochester , NY, October 16, 2007 – Torvec, Inc. [OTCBB: TOVC] a small business based in Rochester, NY, is working with Lockheed Martin [NYSE: LMT] on its military vehicles line of business . Torvec will offer stability and control technologies to Lockheed Martin in support of their tactical wheeled vehicle programs.

Torvec, Inc. is at the leading edge of design and development of articulation technologies for the automotive industry. Lockheed Martin builds high quality, functionally superior, cost competitive military vehicles to meet the evolving operational needs of the U.S. military. These survivable weapons system platforms can be easily configured to complete a wide variety of demanding battlefield missions.

"Torvec’s innovative solutions are crucial to the next generation of tactical wheeled vehicles, as our design will allow greater articulation of suspensions for rough terrain " said Keith Gleasman, president of Torvec Inc. "Our solution will help provide the warfighters with maximum protection, performance and payload."

"Our men and women, if they are called upon to engage in combat by their country, need to have the very best that our country has to offer," said U.S. Senator Hillary Clinton. "The relationship between Lockheed Martin and Torvec, Inc. creates an innovative solution for the next generation of tactical wheeled vehicles."

Senator Clinton’s interest in the next generation of tactical wheeled vehicles allowed her to make the connection with the automotive technologies produced by Torvec, Inc. and Lockheed Martin Systems Integration – Owego.

"Lockheed Martin is dedicated to protecting our warfighters and providing the best possible solution," said Louis J. DeSantis, vice president and general manager of Systems Solutions at Lockheed Martin Systems Integration – Owego.

For further information visit www.clinton.senate.gov & www.torvec.com

About Torvec Inc.

Torvec Inc., based in Rochester, New York, develops advanced automotive technologies that increase transportation safety, mobility, fuel efficiency and reduce soot emissions. Torvec owns the technologies for an Infinitely Variable Transmission that reduces diesel soot emissions, a Fast Tracked Vehicle (FTV(TM)) that goes where no 4x4 can, novel designs of hydraulic pumps and constant velocity joints. Torvec's founders invented the famous Torsen(R) differential used in high-performance vehicles. To learn more about Torvec's many technologies and view a video of its FTV(TM), visit http://www.torvec.com.

Media Contacts:

James Gleasman
Torvec, Inc.
585-254-1100

Marcello Bruni
Lockheed Martin
972-978-3471

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Torvec Inc.

October 16, 2007	By:	James Y. Gleasman

Name: James Y. Gleasman
Title: CEO